SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 22, 2021

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646	61-1430858
(Commission File Number)	(IRS Employer Identification No.)

26462 CORPORATE AVENUE HAYWARD, CA	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a
(Former Name or Former Address, if Changed Since Last Report)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	UCTT	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Certain Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2021, the Board of Directors (the “Board”) of Ultra Clean Holdings, Inc. (the “Company”) appointed Amir Widmann as the Company’s President, Fluid Solutions, to oversee its fluid solutions business, effective April 22, 2021.

Prior to joining the Company, Mr. Widmann, 52, served since January 2016 as Chief Executive Officer at Ham-Let (Israel - Canada) Ltd. (“Ham-Let”), a leading developer, manufacturer and distributor of industrial flow control systems that was acquired by the Company in March 2021. Prior to that, he served as Vice President of Sales and Marketing from February 2015 to January 2016 at Ham-Let. Prior to Ham-Let, Mr. Widmann served at KLA-Tencor Corporation, a semiconductor manufacturing company, in various roles from 2003 to 2015. Mr. Widmann holds a Master of Business Administration degree and a Bachelor of Science degree in Mechanical Engineering from The Technion, Israel Institute of Technology.

Mr. Widmann’s offer letter from the Company provides that his salary shall be $400,000 per year. Mr. Widmann is also eligible to participate in the Company’s management bonus plan, which includes an initial target payout of 50% of his base salary on an annualized basis after one full quarter of employment. The offer letter provides that the Company intends to grant Mr. Widmann an award of restricted stock units of the Company valued at $750,000, which will vest over three years in three installments of 10% on the first anniversary of the grant date, 70% on the second anniversary of the grant date and 20% on the third anniversary of the grant date, and shall otherwise be subject to the terms and conditions set forth in the Company’s standard form of restricted stock unit agreement and stock incentive plan. The offer letter also provides for the payment for Mr. Widmann's car lease at a monthly cost in NIS that currently represents approximately $6,461.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	April 28, 2021	By:	/s/ Paul Y. Cho
			Name:	Paul Y. Cho
			Title:	General Counsel and Corporate Secretary